Dreyfus
Premier NexTech
Fund



ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Securities Sold Short

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            20   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                   NexTech Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier NexTech Fund, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market's direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier NexTech Fund perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund produced a -30.19% total return for Class A shares, -30.73% total return for Class B shares, -30.73% total return for Class C shares and -30.52% total return for Class T shares.(1) In comparison, the fund's benchmark, the Nasdaq Composite Index, produced -19.95% total return for the same period.(2)

Technology stocks continued to decline in an economic recession that was particularly severe within the technology and telecommunications industry groups. The fund's returns lagged that of its benchmark, primarily because the fund invests in relatively young companies that we expect to benefit from emerging technologies. Investors generally shunned such companies, especially during the first half of the reporting period.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund invests primarily in stocks of growth companies that we believe have or will have the potential to become leading producers or beneficiaries of technological innovation. The fund generally holds between 30 and 40 securities in specialized technology sectors and has no restrictions on the size of the companies in which it can invest.

Among the specific high-tech sectors we currently evaluate for the fund are optical communications equipment and components, wired and wireless communications services, equipment and component suppliers, data storage devices and networks, computer hardware and software and semiconductors, semicapital equipment and biotechnology. The fund also seeks to participate in the initial public offerings of companies in these sectors. Some companies whose shares are purchased during an IPO will likely be sold shortly after their purchase. In addition, we may invest up to 25% of the fund's assets in foreign
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

securities and up to an aggregate of 10% of its assets in private equity securities of venture capital companies and in venture capital funds.

When choosing investments, we look for emerging technology sectors that we believe may outperform on a relative scale. Although we look for companies that we believe have the potential for good earnings growth rates, some of the fund's investments may be in companies that are currently experiencing losses.

What other factors influenced the fund's performance?

Technology stocks remained highly volatile during the reporting period as the market searched for valuation levels that were consistent with the sector's business fundamentals. In the late 1990s, the market determined that appropriate valuations were very high, and technology stocks led the bull market. Since mid-2000, however, business fundamentals of technology companies have deteriorated, and valuations for technology stocks have fallen to much lower levels. This market adjustment has hurt the fund's performance.

Indeed, fundamentals continue to deteriorate for telecommunications-related companies, which have suffered greatly from excess capacity and plunging customer demand. In other areas, however, sales and revenues have held up relatively well, and innovative companies have continued to grow. In many cases, successful companies focus on niches outside of traditional technology markets. For example, consumer-oriented technology companies have fared relatively well because consumer spending has remained strong. This has benefited fund holdings such as Zoran, which makes microchips used in DVD players and digital cameras. Another example of a cutting-edge company in a non-traditional market is Given Imaging, an Israeli medical devices manufacturer that has invented a tiny camera in a pill, enabling doctors to view and diagnose problems in the entire small intestine for the first time.

The fund has also found opportunities in innovative companies during the reporting period, focusing on fast-growing segments of more traditional markets. For example, while semiconductor manufacturers have long been considered a core part of the technology group, fund holdings such as Microchip Technology -- which makes the chips that go into household appliances and other products in the consumer, automotive, office automation and industrial markets -- have avoided the weakness associated with the computer industry. Even in the generally depressed telecommunications sector, we have found what we believe are attractive, niche-oriented opportunities, such as UTStarcom, a provider of basic, inexpensive wireless telephone systems, in areas of the world, such as rural China, where telephone services do not currently exist.

What is the fund's current strategy?

While we have continued to look for fast-growing, emerging technology companies, we have recently done so in a more diversified way. We have attempted to manage risks more effectively through broader diversification among a larger number of holdings for the fund. We have also looked farther afield for investment opportunities, searching beyond hardware, software and telecommunications companies.

We believe that innovation does not stop simply because business is bad. Although the period of consolidation has lasted longer than many had expected, we believe that business fundamentals for technology companies will eventually rebound and that a recovery should include companies with the ability to produce or benefit from emerging technologies.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

() PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE NASDAQ COMPOSITE INDEX MEASURES THE MARKET VALUE OF ALL THE DOMESTIC AND FOREIGN COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. PRICE CHANGES IN EACH SECURITY AFFECT EITHER A RISE OR FALL IN THE INDEX, IN PROPORTION TO THE SECURITY'S MARKET VALUE. THE MARKET VALUE -- THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING -- IS CALCULATED CONTINUALLY THROUGHOUT THE DAY. THE INDEX INCLUDES THE SECURITIES OF MORE THAN 5,300 COMPANIES REPRESENTING A WIDE ARRAY OF INDUSTRIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier NexTech Fund Class A shares, Class B shares, Class C shares, and Class T shares and the NASDAQ Composite Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER NEXTECH FUND ON 6/26/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE NASDAQ COMPOSITE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/00 IS USED AS THE BEGINNING VALUE ON 6/26/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX MEASURES ALL NASDAQ STOCKS LISTED ON THE NASDAQ STOCK MARKET, INC. THE INDEX, UNLIKE THE FUND, IS A BROAD-BASED MARKET-VALUE WEIGHTED INDEX FOR SECURITIES OF MORE THAN 5,000 COMPANIES REPRESENTING A WIDE ARRAY OF INDUSTRIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02


                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                              6/26/00           (34.18)%          (46.70)%
WITHOUT SALES CHARGE                                                           6/26/00           (30.19)%          (44.97)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                        6/26/00           (33.50)%          (46.60)%
WITHOUT REDEMPTION                                                             6/26/00           (30.73)%          (45.40)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                     6/26/00           (31.42)%          (45.40)%
WITHOUT REDEMPTION                                                             6/26/00           (30.73)%          (45.40)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                            6/26/00           (33.66)%          (46.47)%
WITHOUT SALES CHARGE                                                           6/26/00           (30.52)%          (45.12)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002



COMMON STOCKS--75.8%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.9%

Given Imaging                                                                                   125,000  (a,b)         1,731,250

DATA STORAGE--9.6%

Brocade Communications Systems                                                                   95,500  (a,b)         2,443,845

Emulex                                                                                           88,500  (a)           2,565,615

QLogic                                                                                           76,500  (a)           3,496,815

                                                                                                                       8,506,275

HARDWARE--2.9%

Power Integrations                                                                              121,000  (a)           2,559,150

INTERNET--3.4%

eBay                                                                                             56,500  (a,b)         3,000,150

SEMICONDUCTORS--23.2%

ARM Holdings, ADR                                                                               260,000  (a)           2,522,000

Genesis Microchip                                                                                55,000  (a)           1,320,550

GlobespanVirata                                                                                 165,000  (a)             973,500

Integrated Circuit Systems                                                                       85,000  (a)           1,691,500

Microchip Technology                                                                            100,000  (a)           4,450,000

Oak Technology                                                                                  150,000  (a)           2,134,500

Powerwave Technologies                                                                          145,000  (a)           1,731,300

Xilinx                                                                                           53,500  (a)           2,020,160

Zoran                                                                                           105,000  (a)           3,802,050

                                                                                                                      20,645,560

SEMICONDUCTOR EQUIPMENT--14.5%

Amkor Technology                                                                                100,000  (a)           2,010,000

ASM Lithography Holding                                                                         125,000  (a)           2,791,250

KLA-Tencor                                                                                       50,000  (a)           2,948,500

LTX                                                                                             125,000  (a)           2,651,250

Novellus Systems                                                                                 51,500  (a)           2,441,100

                                                                                                                      12,842,100


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SOFTWARE--11.8%

BEA Systems                                                                                      92,000  (a)             986,240

Comverse Technology                                                                              38,000  (a)             457,140

I-many                                                                                          450,000  (a)           2,520,000

Mercury Interactive                                                                              50,000  (a)           1,863,500

Network Associates                                                                              162,500  (a,b)         2,884,375

PeopleSoft                                                                                       75,000  (a)           1,737,750

                                                                                                                      10,449,005

TELECOMMUNICATION EQUIPMENT--8.5%

Qualcomm                                                                                         70,000  (a)           2,111,200

RF Micro Devices                                                                                 90,000  (a,b)         1,566,000

UTStarcom                                                                                       160,000  (a)           3,920,000

                                                                                                                       7,597,200

TOTAL COMMON STOCKS

   (cost $66,068,810)                                                                                                 67,330,690
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--5.1%
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT;

AXSUN Technologies Ser. C, Conv.

   (cost $5,000,000)                                                                            428,449  (e)           4,498,714
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
CORPORATE BONDS--.6%                                                                          Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT;

Kestrel Solutions, Conv. Sub. Notes,

  5.50%, 7/15/2005

   (cost $4,000,000)                                                                          4,000,000  (c)             540,000

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--19.1%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.71%, 5/2/2002                                                                              577,000                  576,971

   1.68%, 5/9/2002                                                                           11,519,000  (d)          11,514,623

   1.65%, 5/16/2002                                                                           3,839,000                3,836,274

   1.72%, 5/23/2002                                                                           1,014,000  (d)           1,012,946

TOTAL SHORT-TERM INVESTMENTS

   (cost $16,940,965)                                                                                                 16,940,814
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $92,009,775)                                                              100.6%              89,310,218

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.6%)               (486,687)

NET ASSETS                                                                                        100.0%              88,823,531

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT APRIL 30, 2002,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $4,539,286  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $4,766,885.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE SOLD IN TRANSACTIONS  EXEMPT FROM  REGISTRATION,
     NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL  30,  2002,  THIS
     SECURITY AMOUNTED TO $540,000 OR .6% OF NET ASSETS.

(D)  PARTIALLY HELD BY BROKERS AS COLLATERAL FOR OPEN SHORT SALE POSITIONS.

(E)  SECURITY RESTRICTED TO PUBLIC RESALE:


                                                                                                Net
                                                    Acquisition             Purchase         Assets
                                                           Date             Price ($)            (%)            Valuation ($)((+))
------------------------------------------------------------------------------------------------------------------------------------

AXSUN Technologies
     Ser. C, Conv.                                     1/3/2001               $11.67            5.1%        $10.50 per share

((+))THE VALUATION OF THIS SECURITY HAS BEEN  DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF TRUSTEES.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

April 30, 2002

COMMON STOCKS                                           Shares         Value ($)
--------------------------------------------------------------------------------

Amazon.Com                                             100,000        1,669,000

Intersil, Cl.A                                          35,000          939,750

TOTAL SECURITIES SOLD SHORT
   (proceeds $2,368,831)                                              2,608,750

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  92,009,775  89,310,218

Cash                                                                    693,838

Collateral for securities loaned--Note 1(c)                           4,766,885

Receivable from brokers for proceeds on securities sold short         2,368,831

Receivable for investment securities sold                               183,313

Interest receivable                                                      67,972

Receivable for shares of Beneficial Interest subscribed                  42,414

Prepaid expenses and other assets                                        37,880

                                                                     97,471,351
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           136,988

Liability for securities loaned--Note 1(c)                            4,766,885

Securities sold short, at value (proceeds $2,368,831)
  --see statement of securities sold short                            2,608,750

Payable for investment securities purchased                             875,442

Payable for shares of Beneficial Interest redeemed                      155,192

Accrued expenses and other liabilities                                  104,563

                                                                      8,647,820
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       88,823,531
--------------------------------------------------------------------------------

COMPOSITON OF NET ASSETS ($):

Paid-in capital                                                     343,550,688

Accumulated net realized gain (loss)
  on investments and securities sold short                         (251,787,681)

Accumulated net unrealized appreciation (depreciation)
  on investments and securities sold short                           (2,939,476)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       88,823,531

NET ASSET VALUE PER SHARE


                                                            Class A         Class B           Class C           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           29,961,657      41,969,460        14,598,974         2,293,440

Shares Outstanding                                        7,244,709      10,297,194         3,581,268           556,984
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  4.14            4.08              4.08              4.12

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               718,760

Cash dividends                                                           2,875

TOTAL INCOME                                                           721,635

EXPENSES:

Management fee--Note 3(a):

  Basic fee                                                          1,737,612

  Performance adjustment                                              (891,225)

Shareholder servicing costs--Note 3(c)                                 798,831

Distribution fees--Note 3(b)                                           547,586

Registration fees                                                       75,551

Professional fees                                                       54,036

Prospectus and shareholders' reports                                    46,837

Custodian fees--Note 3(c)                                               20,788

Interest--Note 2                                                         3,017

Miscellaneous                                                           17,256

TOTAL EXPENSES                                                       2,410,289

INVESTMENT (LOSS)                                                   (1,688,654)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (50,094,560)

  Short sale transactions                                              768,124

NET REALIZED GAIN (LOSS)                                           (49,326,436)

Net unrealized appreciation (depreciation) on investments            2,652,218

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (46,674,218)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (48,362,872)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                              ----------------------------------
                                                    2002                2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (1,688,654)         (2,520,042)

Net realized gain (loss) on investments       (49,326,436)       (202,461,245)

Net unrealized appreciation (depreciation)
   on investments                               2,652,218          (5,591,694)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (48,362,872)       (210,572,981)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 27,971,397         188,539,348

Class B shares                                  5,546,894         178,165,424

Class C shares                                  9,101,418          71,847,011

Class T shares                                    438,790          11,027,439

Cost of shares redeemed:

Class A shares                                (44,675,725)        (45,064,414)

Class B shares                                (13,289,650)        (16,725,126)

Class C shares                                (13,506,260)         (9,230,708)

Class T shares                                   (742,711)         (1,743,743)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (29,155,847)        376,815,231

TOTAL INCREASE (DECREASE) IN NET ASSETS       (77,518,719)        166,242,250
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           166,342,250             100,000

END OF PERIOD                                  88,823,531         166,342,250


                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2002               2001(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     5,906,577          16,419,876

Shares redeemed                                (9,507,894)         (5,575,850)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,601,317)         10,844,026
--------------------------------------------------------------------------------

CLASS B

Shares sold                                     1,119,270          14,186,305

Shares redeemed                                (2,934,338)         (2,076,043)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,815,068)         12,110,262
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,958,448           5,698,924

Shares redeemed                                (2,924,281)         (1,153,823)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (965,833)           4,545,101
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        79,327             860,482

Shares redeemed                                  (159,246)           (225,579)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (79,919)            634,903

(A)  FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal period indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                           Year Ended April 30,
                                                          ----------------------
CLASS A SHARES                                             2002         2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      5.94        12.50

Investment Operations:

Investment (loss)(b)                                      (.05)        (.06)

Net realized and unrealized gain (loss)
   on investments                                        (1.75)       (6.50)

Total from Investment Operations                         (1.80)       (6.56)

Net asset value, end of period                            4.14         5.94
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     (30.19)      (52.56)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.61         1.72(d)

Ratio of investment (loss)
   to average net assets                                  (.99)        (.62)(d)

Portfolio Turnover Rate                                 117.64       374.55(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                   29,962       64,380

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                            Year Ended April 30,
                                                          ----------------------
CLASS B SHARES                                             2002         2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      5.89        12.50

Investment Operations:

Investment (loss)(b)                                      (.08)        (.13)

Net realized and unrealized gain (loss)
   on investments                                        (1.73)       (6.48)

Total from Investment Operations                         (1.81)       (6.61)

Net asset value, end of period                            4.08         5.89
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     (30.73)      (52.88)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   2.35         2.37(d)

Ratio of investment (loss)
   to average net assets                                 (1.73)       (1.28)(d)

Portfolio Turnover Rate                                 117.64       374.55(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                   41,969       71,381

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended April 30,
                                                         -----------------------
CLASS C SHARES                                            2002         2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      5.90        12.50

Investment Operations:

Investment (loss)(b)                                      (.08)        (.13)

Net realized and unrealized gain (loss)
   on investments                                        (1.74)       (6.47)

Total from Investment Operations                         (1.82)       (6.60)

Net asset value, end of period                            4.08         5.90
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     (30.73)      (52.88)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   2.36         2.37(d)

Ratio of investment (loss)
   to average net assets                                 (1.74)       (1.29)(d)

Portfolio Turnover Rate                                 117.64       374.55(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                   14,599       26,805

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                          Year Ended April 30,
                                                          ----------------------
CLASS T SHARES                                            2002        2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      5.93        12.50

Investment Operations:

Investment (loss)(b)                                      (.06)        (.09)

Net realized and unrealized gain (loss)
   on investments                                        (1.75)       (6.48)

Total from Investment Operations                         (1.81)       (6.57)

Net asset value, end of period                            4.12         5.93
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     (30.52)      (52.56)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.93         1.97(d)

Ratio of investment (loss)
   to average net assets                                 (1.32)        (.88)(d)

Portfolio Turnover Rate                                 117.64       374.55(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                    2,293        3,775

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier NexTech Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds, (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering five series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Finanicial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,273 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $227,798,978 and unrealized depreciation $9,075,261. In addition, the fund had $17,852,918 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $10,922,215 of the carryover expires in fiscal 2009 and $216,876,763 expires in fiscal 2010.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund reclassed the current year investment loss of $1,688,654 to paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended April 30, 2002 was approximately $134,900, with a related weighted average annualized interest rate of 2.24%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.50% of the value of the fund's average daily net assets and is payable monthly. After the funds first year of operations, it may vary from .50% to 2.50% depending on the fund's performance compared to the NASDAQ Composite Index.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In addition the management fee is subject to a performance adjustment (up to a maximum of 1% of the fund's average net assets over a rolling 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund' s relative investment performance as compared to an appropriate benchmark index. During the period ended April 30, 2002, the total annual management fee rate, including the performance adjustment was .73% of the fund's average net assets.

The Distributor retained $436,377 during the period ended April 30, 2002 from commissions earned on sales of fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2002, Class B, Class C and Class T shares were charged $398,273, $141,939 and $7,374 respectively, pursuant to the Plan.

(C) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $102,157, $132,758, $47,313 and $7,374, respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $266,612 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2002, the fund was charged $20,788 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended April 30, 2002, the fund incurred total brokerage commissions of $335,250, of which $18,028 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 4--Securities Transactions:

The following summarizes the amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended April 30, 2002:

                                       Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       119,199,761          153,983,027

Short sale transactions                  56,476,412           56,316,527

     TOTAL                              175,676,173          210,299,554

                                                                  The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at April 30, 2002, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

At April 30, 2002, the cost of investments for Federal income tax purposes was $98,145,560; accordingly, accumulated net unrealized depreciation on investments was $8,835,342, consisting of $7,973,781 gross unrealized appreciation and $16,809,123 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier NexTech Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Premier NexTech Fund (one of the series comprising Dreyfus Premier Opportunity Funds) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets from June 26, 2000 (commencement of operations) to April 30, 2002, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier NexTech Fund at April 30, 2002, and the results of its operations for the year then ended, the changes in its net assets from June 26, 2000 (commencement of operations) to April 30, 2002, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 4, 2002
                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

CLIFFORD L. ALEXANDER (68)

BOARD MEMBER (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981--Present)

* Chairman of the Board of Moody's Corporation (October 2000--Present)

* Chairman of the Board and Chief Executive Officer (October 1999--September
  2000) of The Dun and Bradstreet Corporation and Director (February 1993--September 1999)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49


LUCY WILSON BENSON (74)

BOARD MEMBER (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Benson and Associates, consultants to business and government, President

* The Citizens Network for Foreign Affairs, Vice Chairman

* The International Executive Service Corps., Director

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* A member of the council of foreign relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE APRIL 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE APRIL 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE APRIL 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 11 investment companies (comprised of 64 portfolios) managed by the Manager. He is 36 years old, and has been an employee of the Manager since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                     For More Information

                        Dreyfus Premier NexTech Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 2002 Dreyfus Service Corporation                                  505AR0402